U.S. GLOBAL ACCOLADE FUNDS

                               BONNEL GROWTH FUND
                                 MEGATRENDS FUND
                          REGENT EASTERN EUROPEAN FUND


                        SUPPLEMENT DATED JANUARY 2, 2002,
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2001

                              PROSPECTUS AMENDMENTS

ACCOUNT MINIMUMS (1). Delete both paragraphs under Account Minimums and substitute the following:

    Minimum-Balance Fee. If, for any reason, your account balance in an equity or tax-free fund is below $5,000 on the last business day of the calendar quarter, a minimum-balance fee of $6 will be deducted from your account. Money market funds will deduct $5 per month if an account balance drops below $1,000 anytime during the month.

    The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 (or $1,000 in a money market fund) anytime during the quarter for any reason. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum-balance fee will be deducted from the proceeds.

    Minimum-balance fees and involuntary redemptions do not apply to:

     >> Shareholders whose combined fund assets in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.
     >>   ABC Investment Plan(R)accounts.
     >>   Retirement accounts.
     >>   Custodial accounts for minors.


SHAREHOLDER TRANSACTION EXPENSES - DIRECT FEES (2). Insert the following:
    Small account fee               $24

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(1) See page 13 in the Bonnel Growth Fund prospectus, page 14 in the MegaTrends
Fund prospectus, and page 20 in the Regent Eastern European Fund prospectus.

(2) See page 3 in the Bonnel Growth Fund prospectus, page 4 in the MegaTrends Fund prospectus, and page 4 in the Regent Eastern European Fund prospectus.